SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant                                                                           /X/

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/  /  Preliminary Proxy Statement

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/X/  Definitive Proxy Statement

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/  /  Soliciting Material Pursuant to §240.14a-12

PERRITT MICROCAP OPPORTUNITIES FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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/X/  No fee required.

/  /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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/  /  Fee paid previously with preliminary materials.

/  / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PERRITT MICROCAP OPPORTUNITIES FUND, INC.
PERRITT FUNDS, INC.
300 South Wacker Drive
Suite 2880
Chicago, Illinois 60606

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a special meeting (“Special Meeting”) of the shareholders of the Perritt MicroCap Opportunities Fund and the Perritt Emerging Opportunities Fund (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Perritt Capital Management, Inc. located at 300 South Wacker Drive, Suite 2880, Chicago, Illinois 60606, on Thursday, September 30, 2010, at 10:00 a.m. (Central Time) for the following purposes, all of which are more particularly described in the accompanying Proxy Statement dated August 18, 2010:

1.  To approve a new investment advisory agreement for each of the Funds between the applicable Fund and Perritt Capital Management, Inc.

2.  To approve the removal of certain current fundamental investment restrictions of the Perritt MicroCap Opportunities Fund.

3.  To elect directors for both of the Funds.

4.  To consider and act upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The close of business on Monday, August 9, 2010 has been fixed as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof.  If you have any questions, please feel free to contact the Funds at 1-800-331-8936.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY.

Your vote is important, no matter how many shares you own.  Even if you plan to attend the Special Meeting, to help ensure that your vote is represented, please either complete, date, sign and return the enclosed proxy card(s) by mailing it in the enclosed postage-paid envelope or follow the instructions under “Frequently Asked Questions” to vote by phone or via the Internet.  You may revoke your proxy at any time before it is actually voted by providing written notice of your revocation to the undersigned, by submitting a subsequent proxy or by voting in person at the Special Meeting.

By Order of the Board of Directors,

/s/ Allison B. Hearst
Allison B. Hearst, Secretary

August 18, 2010

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be held on September 30, 2010

This Proxy Statement and copies of the Funds’ most recent annual report to shareholders are available at www.proxyonline.com/docs/perrittfunds.pdf

Frequently Asked Questions

Why have I received this proxy statement?

The Board of Directors (the “Board”) of the Perritt MicroCap Opportunities Fund, the sole series of Perritt MicroCap Opportunities Fund, Inc. (sometimes referred to as the “MicroCap Fund”), and the Perritt Emerging Opportunities Fund, the sole series of Perritt Funds, Inc., is sending you this proxy statement to ask for your vote as a shareholder of the Perritt MicroCap Opportunities Fund and the Perritt Emerging Opportunities Fund (each a “Fund” and, collectively, the “Funds”).  You will vote on one or more of the following proposals depending on whether you owned shares of a Fund permitted to vote on the proposal on the record date of the special meeting:

Proposal No.	Description
1 (both Funds)	Approval of the new investment advisory agreement for Perritt MicroCap Opportunities Fund; and
Approval of the new investment advisory agreement for Perritt Emerging Opportunities Fund.

2 (MicroCap Fund only)	Approval of the removal of the fundamental investment restriction of Perritt MicroCap Opportunities Fund prohibiting the purchase of securities of other investment companies; and

Approval of the removal of the fundamental investment restrictions of Perritt MicroCap Opportunities Fund prohibiting or limiting the writing or purchasing of options on securities or stock indexes.

3 (both Funds)	Election of three directors to the Board of Directors of Perritt MicroCap Opportunities Fund, Inc. and Perritt Funds, Inc.

Investment Information Services, Inc. (“IIS”), a Delaware corporation and the parent corporation of Perritt Capital Management, Inc., an Illinois corporation and the current investment adviser to the Funds (the “Adviser”), is currently controlled by Dr. Gerald W. Perritt, who owns 50% of IIS.  Pursuant to a proposed transaction between Dr. Perritt and Michael J. Corbett, Dr. Perritt will transfer control of IIS to Mr. Corbett, effective as of October 5, 2010 (the “Transaction”).  The Transaction will result in Mr. Corbett owning 50.5% of IIS, and Dr. Perritt no longer owning any shares of IIS.

The new ownership structure will not result in any significant changes for existing shareholders of the Funds, as the key personnel after the Transaction will be the same individuals who served in those capacities before the Transaction, with the exception of Dr. Perritt ceasing to serve as a portfolio manager (effective as of October 5,2010) and not standing for reelection as a director.  Dr. Perritt will continue to serve as a director until his successor’s election is effective on October 5, 2010.  Dr. Perritt and Mr. Corbett have shared responsibility for the portfolio management of the Funds for over five years, and over those years Mr. Corbett has assumed an increasingly greater role in the overall management of the Funds.  To assist with the final transition of responsibility for the management of the Funds to Mr. Corbett, Dr. Perritt will enter into an employment agreement with the Adviser, pursuant to which he will consult with Mr. Corbett as desirable or needed to ensure there is no interruption in the management of the Funds.  Dr. Perritt will also assist the Adviser with strategic planning, investment research and marketing.

i

The Funds and the Adviser will continue to use their current names following the Transaction, as they are permitted to use these names indefinitely.

As noted above, while the new ownership structure will not result in any significant changes for existing shareholders of the Funds, under the federal securities laws, the change of control of the Adviser pursuant to the Transaction will cause an assignment of the investment advisory agreements of the Funds under the Investment Company Act of 1940 (the “1940 Act”).  This assignment will terminate the prior investment advisory agreements in accordance with their terms as required by Section 15 of the 1940 Act.  In anticipation of this assignment and termination, the Board, including all of the directors who are not “interested persons” of the Funds (as defined under the 1940 Act), approved new investment advisory agreements for the Funds and are soliciting shareholder approval of the new investment advisory agreements.

There are no material differences between the new investment advisory agreements and the prior investment advisory agreements, nor are there any material differences in the Adviser’s obligations under the new agreements.

Who can vote?

You can vote your shares of common stock if our records show that you owned the shares on August 9, 2010, the record date for our meeting.  A total of 15,151,435.030 shares of common stock of the Perritt MicroCap Opportunities Fund can vote at the special meeting, and a total of 8,354,795.441 shares of common stock of the Perritt Emerging Opportunities Fund can vote at the special meeting.  You have one vote for each share of common stock and a fractional vote for each fractional share.  The enclosed proxy card shows the number of shares you can vote.

How do I vote?

For your convenience, you may vote your shares in the following four ways:

In Person:  You may vote your shares in person at the special meeting if you attend.

By Mail:  You may vote your shares by completing, dating, signing and returning your proxy card(s) by mailing it in the enclosed postage-paid envelope.

By Telephone:  You may vote your shares by telephone.  To do so, please have your proxy card available, call the toll-free number on the proxy card(s) and follow the simple instructions.

Via the Internet:  You may vote your shares via the Internet.  To do so, please have your proxy card(s) available and go to the website shown on the proxy card.  Follow the simple instructions found on the website.

The proxyholders named on the proxy card, Dr. Gerald W. Perritt and Michael J. Corbett, will vote your shares as you instruct.  If you sign and return the proxy card but do not vote on the proposals, the proxyholders will vote for you on the proposals.  Unless you instruct otherwise, the proxyholders will vote to approve each new investment advisory agreement, to approve the removal of certain fundamental investment restrictions of the Perritt MicroCap Opportunities Fund, and for the director nominees for the Funds.

What if other matters come up at the Special Meeting?

The matters described in this proxy statement are the only matters we know will be voted on at the special meeting.  If other matters are properly presented at the special meeting, the proxyholders will vote your shares as they see fit.

Can I change my vote?

Yes.  You may revoke your proxy at any time before it is exercised by giving the Funds’ Secretary written notice of your revocation, by submitting a subsequent proxy or by voting in person at the special meeting.  Your attendance at the special meeting does not automatically revoke your proxy.

How are votes counted?

The favorable vote of the holders of a “majority” (as defined in the 1940 Act) of the outstanding shares of a Fund is required for the approval of the new investment advisory agreement for that Fund and for the approval of the removal of certain of the fundamental investment restrictions of the MicroCap Fund.  Under the 1940 Act, the vote of the holders of a “majority” of the outstanding shares of a Fund means the vote of the holders of the lesser of (a) 67% or more of the Fund’s outstanding shares present at the special meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the special meeting, in person or by proxy; or (b) more than 50% of the Fund’s outstanding shares.  Abstentions and broker non-votes (namely, shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as votes present for purposes of determining whether a quorum is present.  Approval of the proposals related to the new investment advisory agreements and the removal of certain of the fundamental investment restrictions of the Perritt MicroCap Opportunities Fund will occur only if a sufficient number of votes are cast “FOR” the proposals.  Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST.”

Under Maryland law and pursuant to the Funds’ bylaws, shareholders elect directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present.  For this purpose, “plurality” means that the nominees receiving the largest number of votes from the shareholders of the Funds will be elected as directors.  Abstentions and broker non-votes will have no effect on the election of directors.

What happens if the special meeting is adjourned?

The special meeting could be adjourned if, for example, a quorum does not exist or if a quorum exists but sufficient votes to approve a proposal are not received.  In determining whether to adjourn the special meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of votes voted for and against the proposals, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote of a majority of those shares that are represented at the special meeting in person or by proxy.  For purposes of any adjournment, proxies will be voted “FOR” adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.

What constitutes a quorum?

A “quorum” refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business.  A quorum is present if a majority of the votes of the shares of a Fund entitled to be cast are present in person or by proxy.  If you properly execute your proxy, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on the proposals listed on the proxy card.

Who pays for this proxy solicitation?

The Funds are paying the costs of this proxy solicitation.  In addition to sending you these materials, some of the Funds’ officers and agents may contact you by telephone, by mail or in person.  None of these officers will receive any extra compensation for doing this.

PERRITT MICROCAP OPPORTUNITIES FUND, INC.
PERRITT FUNDS, INC.
300 South Wacker Drive
Suite 2880
Chicago, Illinois 60606
www.perrittmutualfunds.com

PROXY STATEMENT FOR
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD THURSDAY, SEPTEMBER 30, 2010

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Perritt MicroCap Opportunities Fund, the sole series of Perritt MicroCap Opportunities Fund, Inc., and the Perritt Emerging Opportunities Fund, the sole series of Perritt Funds, Inc. (each a “Fund” and, collectively, the “Funds”), to be voted at the special meeting of shareholders (the “Special Meeting”) to be held at the offices of Perritt Capital Management, Inc. located at 300 South Wacker Drive, Suite 2880, Chicago, Illinois 60606, on Thursday, September 30, 2010, at 10:00 a.m. (Central Time), and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  The mailing of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy cards will take place on or about Friday, August 20, 2010.

GENERAL INFORMATION

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise provided therein.  Accordingly, unless instructions to the contrary are marked, the shares represented by executed but unmarked proxies will be voted FOR the approval of the new investment advisory agreement for each Fund, FOR the approval of the removal of certain of the fundamental investment restrictions of the Perritt MicroCap Opportunities Fund, FOR the election of the persons nominated for election as directors of the Funds, and in the discretion of the persons named as proxies in the enclosed form of proxy (namely, Dr. Gerald W. Perritt and Michael J. Corbett) on any other business or matters that may properly come before the Special Meeting, in accordance with their best judgment.  Other than the new investment advisory agreements, the removal of certain of the fundamental investment restrictions and the election of directors, the Board of Directors has no knowledge of any matters to be presented for action by the shareholders at the Special Meeting.

Any shareholder may revoke his or her proxy at any time prior to the exercise thereof by (i) giving notice to the Secretary of the Funds; (ii) by submitting a subsequent proxy; or (iii) by personally casting his or her vote in person.  Presence at the Special Meeting of a shareholder who has executed a proxy does not in itself revoke a proxy.

The Board of Directors has fixed the close of business on Monday, August 9, 2010 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof.  On that date, the Perritt MicroCap Opportunities Fund had outstanding and entitled to vote 15,151,435.030 shares of common stock, and the Perritt Emerging Opportunities Fund had outstanding and entitled to vote 8,354,795.441 shares of common stock.  Each share of common stock is entitled to one vote on each matter to be presented at the meeting and each fractional share is entitled to a fractional vote.  At the Special Meeting, a quorum will exist if a majority of the shares of common stock entitled to be cast thereon is represented in person or by proxy.

The Funds will furnish, without charge, a copy of the Annual Report and most recent Semi-Annual Report succeeding the Annual Report, if any, to any shareholder upon request by calling the toll free number 1-800-331-8936 or writing to the Secretary of the Funds at 300 South Wacker Drive, Suite 2880, Chicago, Illinois 60606.

MANAGEMENT PROPOSAL NO. 1

BOTH FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Description of Current Agreements

Each of the Funds presently has an investment advisory agreement (each a “Current Agreement” and, collectively, the “Current Agreements”) with Perritt Capital Management, Inc. (the “Adviser”).  The Board of Directors of the Funds (the “Board”), including a majority of those directors who were not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940), last approved the continuation of the Current Agreements on December 4, 2009.  The Current Agreement for the Perritt MicroCap Opportunities Fund was last submitted to a vote of shareholders on April 20, 1998.  The Current Agreement for the Perritt Emerging Opportunities Fund was approved by its shareholders in connection with the inception of the Fund on August 7, 2004.

Investment Information Services, Inc. (“IIS”), a Delaware corporation and the parent corporation of Perritt Capital Management, Inc., an Illinois corporation and the current investment adviser to the Funds (the “Adviser”), is currently controlled by Dr. Gerald W. Perritt, who owns 50% of IIS.  Pursuant to a proposed transaction between Dr. Perritt and Michael J. Corbett, Dr. Perritt will transfer control of IIS to Mr. Corbett, effective as of October 5, 2010 (the “Transaction”).  The Transaction will result in Mr. Corbett owning 50.5% of IIS, and Dr. Perritt no longer owning any shares of IIS.  As part of the Transaction, certain shares of IIS will be retired and Dr. Perritt will sell his interest in IIS to Mr. Corbett, in consideration for cash payments of approximately $4.2 million (inclusive of certain additional payments to be made following the closing of the Transaction).

The new ownership structure will not result in any significant changes for existing shareholders of the Funds, as the key personnel after the Transaction will be the same individuals who served in those capacities before the Transaction, with the exception of Dr. Perritt ceasing to serve as a portfolio manager (effective as of October 5, 2010) and not standing for reelection as a director.  Dr. Perritt will continue to serve as a director until his successor’s election is effective on October 5, 2010.  Dr. Perritt and Mr. Corbett have shared responsibility for the portfolio management of the Funds for over five years, and over these years Mr. Corbett has assumed an increasingly greater role in the overall management of the Funds.  To assist with the final transition of responsibility for the management of the Funds to Mr. Corbett, Dr. Perritt will enter into an employment agreement with the Adviser, pursuant to which he will consult with Mr. Corbett as desirable or needed to ensure there is no interruption in the management of the Funds.  Dr. Perritt will also assist the Adviser with strategic planning, investment research and marketing.

The Funds and their investment adviser will continue to use their current names following the Transaction, as they are permitted to use these names indefinitely.

As noted above, while the new ownership structure will not result in any significant changes for existing shareholders of the Funds, under the federal securities laws, the change of control of the Adviser pursuant to the Transaction will cause an assignment of the investment advisory agreements of the Funds under the Investment Company Act of 1940 (the “1940 Act”).  This assignment will terminate the prior investment advisory agreements in accordance with their terms as required by Section 15 of the 1940 Act.  In anticipation of this assignment and termination, the Board, including all of the directors who are not “interested persons” of the Funds (as defined under the 1940 Act), approved new investment advisory agreements for the Funds and are soliciting shareholder approval of the new investment advisory agreements.

There are no material differences between the New Agreements and the Current Agreements, nor are there any material differences in the Adviser’s obligations under the New Agreements.  If the New Agreements are approved by the shareholders of the Funds, they will become effective on October 5, 2010.

Under the Current Agreements and the New Agreements, the Adviser supervises and manages the investment portfolio of the Funds and, subject to the terms of said Agreements and such policies as the Funds may determine, directs the purchase or sale of investment securities in the day-to-day management of the Funds’ investment portfolio.  The Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary facilities, equipment and executive personnel for managing the Funds’ investments.  As compensation for the Adviser’s services, the Perritt MicroCap Opportunities Fund pays to the Adviser a monthly advisory fee at the annual rate of 1.00% of its daily net assets, and the Perritt Emerging Opportunities Fund pays to the Adviser an annual investment advisory fee equal to 1.25% of its average net assets less than or equal to $100 million; 1.00% with respect to average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average net assets in excess of $200 million.

For fiscal year 2009, the Adviser received $2,402,142 from the Perritt MicroCap Opportunities Fund.  For fiscal year 2009, the Adviser received $554,040 from the Perritt Emerging Opportunities Fund.

Description of New Agreements

Subject to shareholder approval, each of the Funds will enter into a New Agreement with the Adviser, pursuant to which the Adviser will provide investment management and administrative services to the Fund on terms substantially identical to the Current Agreement.

The New Agreements, substantially in the form attached hereto as Annex A and Annex B, were approved by the Board, including a majority of those directors who were not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act), on June 25, 2010.

The New Agreements contain terms and conditions that are substantially identical to the Current Agreements in all material respects.  In particular, the compensation rate under the New Agreements, the duties of the Adviser under the New Agreements and the term of the New Agreements are identical to the compensation rate under the Current Agreements, the duties of the Adviser under the Current Agreements and the term of the Current Agreements, respectively.

In considering the New Agreements and reaching its decision to approve the New Agreements, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.  There was no single factor that brought about the recommendation to renew the agreements but rather consideration of overall service, performance and costs associated with retaining Perritt Capital Management, Inc. as investment adviser to the Funds.  Moreover, not every factor was given the same weight by each director.

1.           Information Received

During the year, the directors receive a substantial amount of information and material pertinent to services rendered to the Funds by the Adviser as well as general information regarding the mutual fund industry.  The Funds’ specific information includes, but is not limited to, the Funds’ performance, portfolio holdings, purchases and sales, brokerage fees, expenses, redemption fees and portfolio trading practices.  This information is provided to the directors at the regularly scheduled quarterly board meetings. The board meeting books also contain a detailed description of mutual fund legal and industry updates.  On a weekly basis, the directors receive reports showing inflows/outflows and the net asset value for each of the Funds.  As warranted, the Board receives articles of interest that are published by independent newsletters and mutual fund trade association websites.  The articles relate to regulatory and compliance issues and industry trends.

In addition, on a yearly basis the directors are provided with a detailed report pursuant to 15(c) of the 1940 Act.  The report includes an in-depth analysis of the Funds’ performance, fees and expenses as compared to other funds in the Funds’ peer group, based on data compiled by Lipper, and identifies a group of similar funds as to investment classification, asset size and load types.

2.           Nature, Extent and Quality of Service

The Adviser continues to add staff and purchase software enhancements.  The Board noted that the Adviser understands that the Chief Compliance Officer is a critical position responsible for the maintenance of compliance policies and procedures, particularly as new regulations are proposed and implemented by the Securities and Exchange Commission, and that the Adviser strives to ensure the Chief Compliance Officer is fully supported with the needed resources.

Marketing efforts have increased with additional contact with existing shareholders and potential new sources of Fund ownership.  This effort includes, but is not limited to, quarterly updates and more frequent website updating.  This is being accomplished through the purchase of a contact management software program which enhances the Funds’ database of shareholders.  The Adviser has also subscribed to an additional data service provided by Capital IQ.  This service provides critical information in assisting the Adviser’s securities analysts.  All costs of personnel, system upgrades, marketing and monitoring of third party service providers are borne by the Adviser.

The directors noted that Dr. Perritt and Mr. Corbett have shared responsibility for the portfolio management of the Funds for over five years, and over those years Mr. Corbett has assumed an increasingly greater role in the overall management of the Funds.  They also noted that to assist with the final transition of responsibility for the management of the Funds to Mr. Corbett, Dr. Perritt will enter into an employment agreement with the Adviser, pursuant to which he will consult with Mr. Corbett as desirable or needed to ensure there is no interruption in the management of the Funds.  Dr. Perritt will also assist the Adviser with strategic planning, investment research and marketing.

3.           Investment Performance

The Funds have continued to operate within their stated investment philosophy and objectives and have been compliant with their investment restrictions.  In the most recent 15(c) report, the directors noted that the Funds compare favorably with their peer group, and then noted that the Funds continue to compare favorably with their peer group and with the Lipper Small-Cap Core Fund Index over the longer term, as well as with the Russell 2000 Index, the MSCI U.S. MicroCap Index, and the Russell MicroCap Index.

The directors determined that the Adviser’s performance in managing the Funds would indicate that continued management of the Funds’ assets, by the Adviser, would be in the best interest of shareholders.

4.           Advisory Fees and Expenses

Based on a comparative table of advisory fees and other expenses for the Funds as well as those of the peer group funds that was previously provided to the directors, the directors noted that the Perritt MicroCap Opportunities Fund’s advisory fees were equal to the median fees of the peer group while total expenses were almost identical to the median fees of the peer group; and that the Perritt Emerging Opportunities Fund’s advisory fees and total expenses were higher than the peer group median but lower than the highest expense percentage within the peer group.  The directors were reminded that some expenses have been reduced through re-negotiated service contracts with U.S. Bank for transfer agent and custodial services.  As net assets have improved, so have the expense ratio numbers.  The Adviser will, however, continue to monitor and make expense reductions where feasible and without sacrificing service levels provided to Fund shareholders.  The Board concluded that the advisory and total expense categories were fair and reasonable.

Advisory fees charged to privately managed accounts are, in some cases, lower than those charged to the Funds, but the differences are justified due to the greater amount of resources devoted to managing the Funds.

5.           Adviser Costs and Level of Profit

In reviewing the non-advisory fee cost, the directors determined that the Perritt MicroCap Opportunities Fund was in line with the non-advisory fees of its peer group while the non-advisory fees in the Perritt Emerging Opportunities Fund were in line with the non-advisory fees of the peer group.  Due to the increases in personnel, system enhancements and a more aggressive marketing effort, the directors believe that the level of profit is reasonable.  The expense ratios will be monitored and periodic reports will be made to the Board to ensure that the Adviser is making every effort to contain or reduce ongoing expenses.  The Board determined that the level of profit to the Adviser was fair and reasonable.

The Board also concluded that based on the Funds’ performance and the nature, extent and quality of services provided to the Funds’ by the Adviser, the cost of those services was fair and reasonable.  The directors further determined that the Funds and their shareholders had received reasonable value from the Adviser’s services.

6.           Additional Benefits

The Adviser has developed a strong network of broker-dealers who not only execute transactions for the Funds, but provide the Adviser with research and follow-up on companies that are held by the Funds.

After considering all of the matters discussed above, the directors unanimously approved the New Agreements between the Adviser and the Funds.  The foregoing factors and conclusions form the basis for the recommendation of the Board that the shareholders approve the New Agreements.

Description of Adviser

Perritt Capital Management, Inc., 300 South Wacker Drive, Suite 2880, Chicago, Illinois, is an Illinois corporation and a “registered investment adviser” under the Investment Advisers Act of 1940, and currently serves as investment adviser to the Funds pursuant to the Current Agreements.  The Adviser is a wholly owned subsidiary of Investment Information Services, Inc.  Dr. Gerald W. Perritt, President of the Adviser, currently owns a majority of the outstanding common stock of IIS and controls both IIS and the Adviser, but will transfer his majority ownership of IIS to Michael Corbett effective as of October 5, 2010.

Relationship with the Funds

Dr. Gerald W. Perritt is President and Chairman of IIS and President of the Adviser, and Dr. Perritt is the sole director of IIS and the Adviser.  Dr. Perritt has been a Portfolio Manager for both the Perritt Emerging Opportunities Fund and the Perritt MicroCap Opportunities Fund since their inceptions.  He has authored several books on investing including “Small Stocks, Big Profits,” a book that discusses the benefits and risks of investing in small company stocks.  Dr. Perritt received a doctorate in finance and economics from the University of Kentucky in 1974.  He has taught investments and finance at a number of colleges and universities including: Babson College, the University of Miami, Florida International University, Ball State University and DePaul University in Chicago.

Michael Corbett is primarily responsible for the day-to-day management of the portfolios of the Perritt MicroCap Opportunities Fund and the Perritt Emerging Opportunities Fund.  He is assisted by Dr. Gerald W. Perritt.  Mr. Corbett joined the Adviser in 1990 as a research analyst and is currently Vice-President and Chief Investment Officer of the Adviser.  Mr. Corbett obtained a B.S. degree from DePaul University.  He was appointed co-portfolio manager of the Perritt MicroCap Opportunities Fund in 1996 and President and Lead Manager in 1999.  Mr. Corbett has been a Portfolio Manager for the Perritt Emerging Opportunities Fund since its inception.

Required Vote

The favorable vote of the holders of a “majority” (as defined in the 1940 Act) of the outstanding shares of a Fund is required for the approval of the new investment advisory agreement for such Fund.  Under the 1940 Act, the vote of the holders of a “majority” of the outstanding shares of a Fund means the vote of the holders of the lesser of (a) 67% or more of the Fund’s outstanding shares present at the special meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the special meeting, in person or by proxy; or (b) more than 50% of the Fund’s outstanding shares.  Abstentions and broker non-votes (namely, shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as votes present for purposes of determining whether a quorum is present.  Approval of the proposals related to the new investment advisory agreements will occur only if a sufficient number of votes are cast “FOR” the new investment advisory agreements.  Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST.”

Recommendation

The Board recommends that the shareholders of the Funds vote FOR the approval of the New Agreements.  Shares represented by executed but unmarked proxies will be voted FOR the approval of the New Agreements.

MANAGEMENT PROPOSAL NO. 2

PERRITT MICROCAP OPPORTUNITIES FUND ONLY
APPROVAL OF REMOVAL OF FUNDAMENTAL INVESTMENT RESTRICTIONS

Discussion

Currently, the Perritt MicroCap Opportunities Fund’s investment policy includes sixteen (16) fundamental investment restrictions.  The Board determined that it is in the best interests of the Perritt MicroCap Opportunities Fund (the “MicroCap Fund”) and its shareholders to propose the removal of certain fundamental investment restrictions of the MicroCap Fund to provide the MicroCap Fund with the flexibility to respond to changing markets, new investment opportunities and future changes in applicable law.  However, the changes are not expected to have a material effect on the way the MicroCap Fund is currently managed, nor will the MicroCap Fund make any changes to its investment strategies in connection with Dr. Perritt ceasing to serve as a portfolio manager of the MicroCap Fund.

The proposed removal of certain of the MicroCap Fund’s investment restrictions will not affect the investment objectives of the MicroCap Fund, which will remain unchanged.  Also, as noted above, the proposed removal of certain of the MicroCap Fund’s investment restrictions is not expected to affect the manner in which the MicroCap Fund is currently managed.  However, the proposed removal of certain of the MicroCap Fund’s investment restrictions will reduce shareholder control over the investment activities of the MicroCap Fund.

Summary of Proposed Changes

The Microcap Fund is only proposing the elimination of fundamental investment restrictions Nos. 2, 13 and 14.  The other fundamental investment restrictions will remain unchanged.

Proposal to Remove Investment Restriction Related to Purchase of Securities of Other Investment Companies

Current MicroCap Fund Fundamental Investment Restriction No. 2.  If shareholders of the MicroCap Fund approve this proposal, the MicroCap Fund’s current fundamental investment restriction prohibiting the purchase of securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets would be removed.  Fundamental investment restriction No. 2 provides that the MicroCap Fund may not “purchase securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.”

Proposed Elimination of Fundamental Investment Restriction No. 2.  In order to maximize the MicroCap Fund’s investment flexibility, the Board proposes that this fundamental policy be removed.  This fundamental policy is not required by the 1940 Act.  The MicroCap Fund believes this restriction was based on the requirements formerly imposed by state “blue sky” regulators.  These state law requirements are no longer applicable to mutual funds.  However, the MicroCap Fund would remain subject to limitations on investments in other registered investment companies imposed on all mutual funds under the 1940 Act.  Further the MicroCap Fund would adopt the following non-fundamental investment restriction:

“The Fund will not purchase the securities of other investment companies except:  (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission.  No purchases described in (b) and (c) (except for purchases of money market funds) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund’s net assets would be invested in shares of registered investment companies.”

Amending this fundamental investment restriction is not expected to have a material effect on the MicroCap Fund, but would provide the MicroCap Fund with flexibility to purchase securities of other investment companies, including exchange traded funds, to the extent the Board determined such action could assist the MicroCap Fund in achieving its investment objectives and is consistent with the best interests of the MicroCap Fund.

Proposal to Remove Investment Restrictions Related to Options

Current MicroCap Fund Fundamental Investment Restriction Nos. 13 and 14.  If shareholders of the MicroCap Fund approve this proposal, the MicroCap Fund’s current fundamental investment restrictions prohibiting or limiting the writing or purchasing of options on securities or stock indexes would be eliminated.  Fundamental investment restriction No. 13 provides that the MicroCap Fund may not “engage in the purchase and sale of put and call options on portfolio securities or stock indexes, except that the Fund may, subject to the restrictions in Item 14 below, (i) write covered call options and purchase covered put options on securities with respect to all of its portfolio securities; (ii) purchase stock index put options for hedging purposes; and (iii) enter into closing transactions with respect to such options.”  Fundamental investment restriction No. 14 provides that the MicroCap Fund may not “purchase, sell or write options on portfolio securities or stock indexes if, as a result thereof, (i) the aggregate market value of all portfolio securities covering such options exceeds 25% of the Fund’s net assets; or (ii) the aggregate premiums paid for all options held exceeds 5% of the Fund’s net assets.”

Proposed Elimination of Fundamental Investment Restrictions Nos. 13 and 14.  In order to maximize the MicroCap Fund’s investment flexibility, the Board proposes that these fundamental investment restrictions be removed.  Currently, the MicroCap Fund’s fundamental investment restrictions prohibit the writing or purchasing of options on securities or stock indexes, with certain specified exceptions.  Investments in puts and calls involve certain risks.  Since puts and calls are options which have an expiration date, the MicroCap Fund could lose the entire cost of those puts and calls which expire worthless.  Further, if the MicroCap Fund writes a covered call option and the price of the underlying security appreciates beyond the option strike price, the MicroCap Fund may be required to sell the security at the lower option price and will not enjoy its full market appreciation.

Even if this proposal is approved by shareholders, the MicroCap Fund does not have any plans to write or purchase options on securities or stock indexes.  Therefore, eliminating these fundamental investment restrictions is not expected to have a material effect on the MicroCap Fund, but would provide the MicroCap Fund with flexibility to write or purchase options on securities or stock indexes to the extent the Board determined such actions could assist the MicroCap Fund in achieving its investment objectives and are consistent with the best interests of the MicroCap Fund.

Required Vote

The favorable vote of the holders of a “majority” (as defined in the 1940 Act) of the outstanding shares of the MicroCap Fund is required for the approval of the removal of the fundamental investment restrictions of the MicroCap Fund described above.  Under the 1940 Act, the vote of the holders of a “majority” of the outstanding shares of the MicroCap Fund means the vote of the holders of the lesser of (a) 67% or more of the MicroCap Fund’s outstanding shares present at the special meeting, in person or by proxy, if more than 50% of the MicroCap Fund’s outstanding shares are present at the special meeting, in person or by proxy; or (b) more than 50% of the MicroCap Fund’s outstanding shares.  Abstentions and broker non-votes (namely, shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as votes present for purposes of determining whether a quorum is present.  Approval of the proposals related to the removal of the fundamental investment restrictions of the MicroCap Fund described above will occur only if a sufficient number of votes are cast “FOR” the removal of such investment restrictions.  Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST.”

Recommendation

The Board recommends that the shareholders of the MicroCap Fund vote FOR the removal of the fundamental investment restrictions of the MicroCap Fund described above.  Shares represented by executed but unmarked proxies will be voted FOR approval of the removal of the fundamental investment restrictions of the MicroCap Fund described above.

MANAGEMENT PROPOSAL NO. 3

BOTH FUNDS
ELECTION OF DIRECTORS

The overall management of the business and affairs of the Funds is vested with the Board.  The Board approves all significant agreements between the Funds and persons or companies furnishing services to the Funds.  The day-to-day operations of the Funds are delegated to their officers, subject to the investment objectives and policies of the Funds and to general supervision by the Board.

The Board anticipates that the nominees for election as directors will be candidates when the election is held.  However, if for any reason a nominee is not a candidate at that time, proxies will be voted for any substitute nominee designated by the incumbent directors (except where a proxy withholds authority with respect to the election of director).  Biographical information regarding each nominee is presented below.  The three nominees are Dianne C. Click, David S. Maglich and Michael J. Corbett.  If elected by the shareholders, their election will be effective as of October 5, 2010.

Management Information

The name, age, address, principal occupations during the past five years, and other information with respect to each of the nominees for director are set forth below, along with information for the officers of the Funds.  The Funds form a “Fund Complex,” as defined in the 1940 Act.

Name, Address, and Age	Position(s) Held with Fund and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Other Directorships Held by Director

“Disinterested” Director Nominees of the Funds

Dianne C. Click Age: 47 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Director Portfolios in Fund Complex Overseen: 2	Indefinite, until successor elected 15 years Perritt MicroCap Opportunities Fund 5 years Perritt Emerging Opportunities Fund
Ms. Click is a licensed Real Estate Broker in the State of Montana.  She has been a partner and a principal owner of a real estate sales company, Bozeman Broker Group, since April 2004.  She has been licensed in the state of Montana since 1995.
None.

Name, Address, and Age	Position(s) Held with Fund and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Other Directorships Held by Director

David S. Maglich Age: 52 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Director Portfolios in Fund Complex Overseen: 2	Indefinite, until successor elected 22 years Perritt MicroCap Opportunities Fund 5 years Perritt Emerging Opportunities Fund	Mr. Maglich is a Shareholder with the law firm of Fergeson, Skipper et. al. in Sarasota, Florida and has been employed with such firm since April 1989.	None.
“Interested” Director Nominee of the Funds
Michael J. Corbett (1) Age: 44 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	President	One-year term as President As director, indefinite, until successor elected 10 years as President of Perritt MicroCap Opportunities Fund 5 years as President of Perritt Emerging Opportunities Fund
Mr. Corbett has been
President of the Perritt
MicroCap Opportunities
Fund since November 1999
and President of the Perritt Emerging Opportunities Fund since August 2004.  He has been a Vice President of the Adviser since February 1997.
None.

(1)	Mr. Corbett is an interested person of the Funds based upon his position with the Adviser

Name, Address, and Age	Position(s) Held with Fund and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Other Directorships Held by Director
Officers of the Funds Other Than Mr. Corbett
Gerald W. Perritt Age: 67 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Vice President and Director Portfolios in Fund Complex overseen: 2
One-year term
as Vice
President

As director,
indefinite,
until successor
elected

10 years as
Vice President
of, and 22
years as
director of,
Perritt
MicroCap
Opportunities
Fund

5 years as
Vice President
and director of
Perritt
Emerging
Opportunities
Fund

Dr. Perritt has been a director
of the Perritt MicroCap Opportunities Fund and the Perritt Emerging Opportunities Fund since their inception.  He has been Vice President of the Perritt MicroCap Opportunities Fund since November 1999 and Vice President of the Perritt Emerging Opportunities Fund since August 2004.  Prior thereto, he served as President of the Perritt MicroCap Opportunities Fund and has served as President of the Adviser since its inception in 1987.

None.

Samuel J. Schulz Age: 68 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Vice President and Treasurer	One-year term 4 years
Mr. Schulz has been the Vice President and Treasurer of the Funds since March 2006.  He has served as Chief Financial Officer of the Adviser since January 2005.  From January 2004 to January 2005, Mr. Schulz was a securities analyst for the Adviser.

N/A

Name, Address, and Age	Position(s) Held with Fund and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Other Directorships Held by Director

Allison B. Hearst Age: 47 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Secretary	One-year term Since 2010	Mrs. Hearst has 13 years of experience in the mutual fund industry, including a previous tenure at the Adviser beginning in 1990. Mrs. Hearst returned to the Adviser in 2007.	N/A
Lynn E. Burmeister Age: 51 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Vice President and Chief Compliance Officer	One-year term Since 2010	Mrs. Burmeister has worked in the financial industry since 1980. Her previous experience includes work at Harris Associates, Gofen & Glossberg and Optimum Investments.	N/A

Qualification of Directors

Michael J. Corbett has been the president and a portfolio manager of the Perritt MicroCap Opportunities Fund for over ten years and the president and a portfolio manager of the Perritt Emerging Opportunities Fund since its inception.  His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the Adviser and with the Funds’ portfolios, led to the conclusion that he should serve as a director.  Each of Dianne C. Click and David S. Maglich is an experienced businessperson and is familiar with financial statements.  Each takes a conservative and thoughtful approach to addressing issues facing the Funds.  This combination of skills and attributes led to the conclusion that each of Ms. Click and Mr. Maglich should serve as a director.

Board Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Funds.  The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Funds in accordance with the provisions of the 1940 Act and other applicable laws.

The Board does not have a Chairman of the Board.  As President of the Funds, Mr. Corbett will be the presiding officer at all meetings of the Board.  The Board does not have a lead independent director.  The Funds have determined that their leadership structure is appropriate because it has been in place for many years and during that time the Funds have delivered positive returns for their investors.

Board Oversight of Risk

Through the Board’s direct oversight role and the officers and service providers of the Funds, the Board performs a risk oversight function for the Funds.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

Committees and Attendance at Meetings

The Board has no committees.  The entire Board fulfills the obligations that an Audit Committee would fulfill.  The Board believes that it is appropriate not to have a nominating committee because the Board as a whole can adequately serve the function of considering potential director nominees from time to time as needed.

Each director attended at least 75% of the total number of meetings of the Board.  The Funds do not hold annual meetings and therefore do not have a policy with regard to directors’ attendance at such meetings.

Director Nomination Process

General Nominating Policies, Procedures and Processes

The Board as a whole is responsible for identifying, evaluating and recommending nominees for director.  However, the directors who are not interested persons of the Funds are responsible for selecting and nominating any disinterested directors.  While the Board and disinterested directors (with respect to selecting and nominating disinterested directors) do not have a formal process for identifying and evaluating director candidates, in identifying and evaluating nominees for director, the Board or the disinterested directors, as the case may be, seek to ensure:

1.  that the Board possesses, in the aggregate, the strategic and financial skills and experience necessary to fulfill its duties and to achieve its objectives; and

2.  that the Board is comprised of directors who have broad and diverse backgrounds, as appropriate, possessing knowledge in areas that are of importance to the Funds.

The Board and disinterested directors (with respect to selecting and nominating disinterested directors) look at each nominee on a case-by-case basis regardless of who recommends the nominee (the Board in its discretion may consider recommendations by shareholders) to determine whether the proposed candidate meets the minimum qualifications for eligibility and is otherwise suitable for further consideration.  Although the Board does not have a specific policy regarding the consideration of diversity in identifying nominees for directors, the Board believes that a diversity of business and other experience benefits the Board.  At a minimum, each director nominee must have displayed the highest personal and professional ethics, integrity, values and sound business judgment.  Further, in looking at the qualifications of each candidate to determine if their election would further the goals described above, the Board or the disinterested directors, as the case may be, may take into account all factors it considers appropriate, which may include the following specific qualities and skills:

1.  Exhibit high standards of integrity, commitment and independent thought and judgment.  Also be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director.

2.  Have relevant experience with a range of skills that will allow the person to provide sound guidance with respect to the Funds’ operations and interests.

3.  Have the ability to dedicate sufficient time, energy and attention to ensure the diligent pursuit of his or her duties, including attending meetings and reviewing all material in advance.

4.  Have the ability to discuss major issues and come to a reasonable conclusion.  The capability to understand, effectively discuss and make appropriate judgments with respect to issues of importance to the Funds.  While being collegial, the candidate should have the ability to be direct and not afraid to disagree on important issues.

5.  As advisable, possess experience in the review of financial statements and meet any independence requirements of applicable rules and regulations.

Process for Shareholder Director Nominees

The Board and disinterested directors (with respect to selecting and nominating disinterested directors) do not have a formal policy with regard to the consideration of any director candidates recommended by shareholders.  Because of the size of the Board and the historical small turnover of its members, the Board and disinterested directors (with respect to selecting and nominating disinterested directors) addresses the need to retain members and fill vacancies after discussion among current members.  Accordingly, the Board and disinterested directors (with respect to selecting and nominating disinterested directors) have determined that it is appropriate not to have such a policy at this time.

While the Board and disinterested directors (with respect to selecting and nominating disinterested directors) are not required to consider candidates recommended by the Funds’ shareholders for election as directors, the Board in its discretion may consider such recommendations.  Any shareholder that wishes to nominate a director candidate should submit complete information as to the identity and qualifications of the director candidate.  At a minimum, this information should include (a) the name and age of the nominee; (b) the nominee’s business background for at least the past five years; (c) any directorships that the nominee holds, or has held in the past five years, in public companies or investment companies; (d) any relationships of the nominee to the Funds, including share ownership; and (e) a description of all arrangements or understandings between such shareholder and each nominee and any other person pursuant to which the nomination is being made.

A shareholder recommendation for a director nominee should be delivered to the Funds’ Secretary, at 300 South Wacker Drive, Suite 2880, Chicago, Illinois 60606.

Compensation

The Funds’ standard method of compensating the disinterested directors for the 2010 fiscal year is to pay each such director an annual retainer of $12,000, plus $3,000 for each face-to-face meeting of the Board that the director attends, $1,000 for each telephonic meeting of the Board that the director attends and $500 for each meeting with the Chief Compliance Officer that the director attends.  Under normal circumstances, the compensation for each of the disinterested directors will amount to $22,000 from each Fund annually based on two face-to-face meetings, two telephonic meetings, and four meetings with the Chief Compliance Officer.  The Funds also reimburse the directors for their reasonable travel expenses incurred in attending meetings of the Board.  The Funds do not provide pension or retirement benefits to the directors.  The table below sets forth the compensation paid by each Fund to each of the directors during the fiscal year ended October 31, 2009:

Name of Person	Aggregate Compensation from Each Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors

“Disinterested” Directors of the Funds

Dianne C. Click	$22,000	$0	$0	$44,000
David S. Maglich	$22,000	$0	$0	$44,000

“Interested” Directors of the Funds

Gerald W. Perritt(1)	$0	$0	$0	$0

(1)	Mr. Perritt is not standing for re-election. He will continue to serve as a director until his successor’s election is effective on October 5, 2010.

Ownership of Management

As of the Record Date, the nominees for director and officers of the Perritt MicroCap Opportunities Fund as a group owned less than 1% of the Fund’s outstanding shares.  As of the Record Date, the nominees for director and officers of the Perritt Emerging Opportunities Fund as a group owned less than 1% of the Fund’s outstanding shares.  The following table sets forth the dollar range of shares of the Funds beneficially owned by each nominee for director as of the Record Date, which is also the valuation date:

Name of Director Nominee	Dollar Range of Equity Securities of Perritt MicroCap Opportunities Fund	Dollar Range of Equity Securities of Perritt Emerging Opportunities Fund	Aggregate Dollar Range of Shares in All Funds Overseen by Director in Family of Investment Companies
“Disinterested” Director Nominees of the Funds
Dianne C. Click	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
David S. Maglich	$10,001-$50,000	None	$10,001-$50,000

Name of Director Nominee	Dollar Range of Equity Securities of Perritt MicroCap Opportunities Fund	Dollar Range of Equity Securities of Perritt Emerging Opportunities Fund	Aggregate Dollar Range of Shares in All Funds Overseen by Director in Family of Investment Companies
“Interested” Director Nominee of the Funds
Michael J. Corbett	Over $100,000	Over $100,000	Over $100,000

Required Vote

Under Maryland law and pursuant to the Funds’ bylaws, shareholders elect directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present.  For this purpose, “plurality” means that the nominees receiving the largest number of votes from the shareholders of the Funds will be elected as directors.  Abstentions and broker non-votes (if any) will be counted as votes present for purposes of determining whether a quorum is present.  Assuming a quorum is present, any shares that do not vote, whether by abstention, broker non-vote or otherwise, will not affect the election of directors.

Recommendation

The Board recommends that the shareholders of the Funds vote FOR the election of the nominees to serve as directors of the Funds.  Shares represented by executed but unmarked proxies will be voted FOR the election of all of the nominees.

MORE ON PROXY VOTING

Record Date

Only shareholders of record of the Funds at the close of business on the Record Date are entitled to receive notice of the Special Meeting and may vote at the Special Meeting.  Each share is entitled to one vote at the Special Meeting and each fractional share is entitled to a fractional vote.

Principal Shareholders

Set forth below are the names and addresses of all holders of each of the Funds’ shares who as of the Record Date owned of record or, to the knowledge of the Funds, beneficially more than 5% of the Funds’ then outstanding shares.

Perritt MicroCap Opportunities Fund

Name and Address of Beneficial Owner	Percent of Class	Record or Beneficial Owner

National Financial Services, LLC For the benefit of its customers One World Financial Center 200 Liberty Street New York, NY 10281-1003	39.19%	Record
Charles Schwab & Co., Inc. For the benefit of its customers 101 Montgomery Street San Francisco, CA 94104-4151	37.94%	Record

Perritt Emerging Opportunities Fund

Name and Address of Beneficial Owner	Percent of Class	Record or Beneficial Owner

National Financial Services, LLC For the benefit of its customers One World Financial Center 200 Liberty Street New York, NY 10281-1003	52.32%	Record
Charles Schwab & Co., Inc. For the benefit of its customers 101 Montgomery Street San Francisco, CA 94104-4151	22.21%	Record
Pershing LLC For the benefit of its customers P.O. Box 2052 Jersey City, NJ 07303-2052	5.43%	Record

Voting of Proxies

Whether you expect to be personally present at the Special Meeting or not, please vote your proxy.  Properly executed proxies will be voted as you instruct.  If no choice is indicated, proxies will be voted “FOR” the proposals as set forth in the Notice of the Special Meeting of Shareholders and in the discretion of the persons named as proxies on such matters that may properly come before the Special Meeting.  Any shareholder giving a proxy has the power to revoke it at any time before the Special Meeting by advising the Secretary of the Funds in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted, or by attending the Special Meeting and voting in person.  Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.  If not so revoked, the shares represented by the proxy will be voted at the Special Meeting and any adjournments thereof, as instructed.

ADDITIONAL IMPORTANT INFORMATION

Independent Public Accountants

The Funds engaged Cohen Fund Audit Services, Ltd., to perform audit services, audit-related services, and tax services during the past fiscal year ended October 31, 2009.  During the fiscal year ended October 31, 2008, McGladrey & Pullen, LLP performed audit services, audit-related services, and tax services for the Funds.  “Audit services” refer to performing an audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2009	FYE 10/31/2008

Audit Fees	$13,000	$36,000

Audit-Related Fees	$0	$0

Tax Fees	$2,500	$3,000

All Other Fees	$0	$0

The percentage of fees billed by Cohen Fund Audit Services, Ltd., and McGladrey & Pullen, LLP for the fiscal years ended October 31, 2009 and October 31, 2008, respectively, applicable to non-audit services pursuant to a waiver of the pre-approval requirement was as follows:

	FYE 10/31/2009	FYE 10/31/2008

Audit-Related Fees	0%	0%

Tax Fees	0%	0%

All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Funds’ financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the Funds’ accountants for services to the Funds’ and to the Funds’ investment adviser or Service Affiliates (as defined below) for the last two years.

Non-Audit Related Fees	FYE 10/31/2009	FYE 10/31/2008

Registrant	$0	$0

Registrant’s Investment Adviser	$0	$0

Because the Funds’ accountants have not rendered any non-audit services during the last two fiscal years to the Funds’ investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Funds (together with the Funds’ investment adviser, “Service Affiliates”) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the Funds’ Board has not considered whether the provision of such services to the Funds’ investment adviser or the Service Affiliates is compatible with maintaining the independence of the Funds’ accountants.

Administrator and Principal Underwriters

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as administrator and fund accountant to the Funds, subject to the overall supervision of the Board.  USBFS’ services to the Funds include, but are not limited to, the following: acting as a liaison among the Funds’ service providers; coordinating the Board’s communications; maintaining and managing a regulatory compliance calendar; preparing and filing appropriate state securities law filings; maintaining state registrations; preparing and filing annual and semiannual reports on Forms N-CSR, N-Q and N-SAR; preparing financial reports for officers, shareholders, tax authorities and independent registered public accountants; monitoring expense accruals; and preparing monthly financial statements.

The Funds have entered into a Distribution Agreement with Quasar Distributors, LLC (“Quasar”), an affiliate of USBFS, pursuant to which Quasar serves as principal underwriter for the Funds.  Its principal business address is 615 East Michigan Street, Milwaukee, WI 53202. Quasar sells each Fund’s shares on a best efforts basis.  Shares of the Funds are offered continuously.

Cost and Methods of Solicitation of Proxies

Proxy solicitation will be principally by mail but may also be by telephone or personal interview conducted by officers and regular employees of the Funds’ investment adviser.  In addition, proxy solicitation may be conducted by the Altman Group, Inc., which will be paid approximately $10,000 and will be reimbursed for its related expenses.  The Funds estimate that their total expenditures relating to the solicitation of proxies will be approximately $85,000.  The cost of solicitation of proxies will be borne by the Funds, including reimbursement of banks, brokerage firms, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in sending the proxy materials to shareholders of the Company.

Submission of Certain Shareholder Proposals

The Funds are not required to hold annual shareholder meetings.  Because the Funds are not required to hold a regular meeting of shareholders, the anticipated date of the next shareholders meeting cannot be provided.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Funds.

Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Funds’ proxy materials for a particular meeting of shareholders.  One of these conditions relates to the timely receipt by the Funds of any such proposal.  Since the Funds do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Funds within a reasonable time before the solicitation of proxies for the meeting is made.  The fact that the Funds receive a shareholder proposal in a timely manner does not ensure its inclusion in the proxy materials since there are other requirements in the proxy rules relating to such inclusion.

Submission of Other Communications to the Board

Shareholders of the Funds may communicate with the Board (or individual directors serving on the Board) by sending written communications, addressed to any director or to the Board as a group, to Perritt Funds, Attention: Secretary, at 300 South Wacker Drive, Suite 2880, Chicago, Illinois 60606, who will ensure that this communication (assuming it is properly marked care of the Board or care of a specific director) is delivered to the Board or the specified director, as the case may be.

By Order of the Board,

/s/ Allison B. Hearst
Allison B. Hearst, Secretary

August 18, 2010

ANNEX A

FORM OF INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (this “Agreement”) is made and entered into this 5th day of October, 2010, by and between Perritt MicroCap Opportunities Fund, Inc., a Maryland corporation (the “Company”), and Perritt Capital Management, Inc., an Illinois corporation (the “Adviser”).

RECITALS:

WHEREAS, the Company is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company consisting of one series, Perritt MicroCap Opportunities Fund (the “Fund”); and

WHEREAS, the Company desires to retain the Adviser, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended, as the investment adviser for the Fund.

AGREEMENT:

NOW, THEREFORE, the Company and the Adviser do mutually promise and agree as follows:

1.  Employment.  The Company will employ the Adviser to manage the investment and reinvestment of the assets of the Fund for the period set forth in this Agreement, subject to the supervision of the Board of Directors of the Company and subject to the terms of this Agreement.  The Adviser accepts such employment for the compensation herein provided and agrees during such period to render the services and to assume the obligations set forth in this Agreement.

2.  Authority of the Adviser.  The Adviser shall supervise and manage the investment portfolio of the Fund, and, subject to such policies as the Board of Directors of the Company may determine, direct the purchase and sale of investment securities in the day to day management of the Fund.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.  However, one or more members, officers or employees of the Adviser may serve as directors and/or officers of the Company, but without compensation or reimbursement of expenses for such services from the Company.  Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, as amended or supplemented from time to time, or any applicable statute or regulation, or to relieve or deprive the Board of Directors of the Company of its responsibility for and control of the affairs of the Company.

3.  Expenses.  The Adviser shall, at its expense, provide for the use of the Fund, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund and maintaining its organization, shall pay the salaries and fees of all officers of the Company and of directors of the Company who are “interested persons” of the Adviser, as such term is defined under the Act, and shall pay for all clerical services relating to research, statistical and investment work.  The Fund will pay all of its expenses other than those expressly stated to be payable by the Adviser under this Agreement; provided, that in the event the expenses and charges payable by the Fund (including, without limitation, the Adviser’s fee and any fees paid to the Fund’s administrator), excluding all federal, state and local taxes, interest charges, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, acquired fund fees and expenses, extraordinary items and brokerage commissions and similar fees, in any given fiscal year exceed that percentage of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of such year, which is the most restrictive percentage provided by the state laws of the various states in which the Fund’s shares are qualified for sale, or if the states in which the Fund’s common stock is qualified for sale impose no restrictions, then 1.75%.  The Adviser shall reimburse the Fund for such excess.  The expenses payable by the Fund shall include, without limitation, the following:

●	Interest charges;

●	Taxes;

●	Reimbursement payments to securities lenders for dividend and interest payments on securities sold short;

●	Brokerage commissions and similar expenses;

●	The expenses of issuing, selling, repurchasing or redeeming shares;

●	The expense of registering or qualifying shares for sale with the Securities and Exchange Commission and in the various states;

●	The costs of preparing and printing registration statements required under the Securities Act of 1933, as amended, and the Act;

●	The costs of printing and distributing prospectuses to existing shareholders;

●	Charges of custodians (including sums as custodian and for keeping books and similar services to the Fund);

●	Charges of transfer agents (including the printing and mailing of reports and notices to shareholders), the Fund’s administrator and the Fund’s accountant;

●	Charges of registrars;

●	Charges for tax, auditing and legal services;

2

●	Charges for clerical services related to recordkeeping and shareholder relations, including salaries of administrative and clerical personnel;

●	Charges for the printing of stock certificates (if any);

●	Association membership dues;

●	The costs for director and officer liability insurance and fidelity bond;

●	The costs for reports to shareholders, reports to government authorities and proxy statements;

●	Fees for directors who are not “interested persons” of the Adviser; and

●	Other expenses not expressly assumed by the Adviser.

Any reimbursement of expenses by the Adviser (whether required by state law or voluntary on the part of the Adviser) shall be made on a monthly basis and will be paid to the Fund by a reduction in the Adviser’s fee, subject to later adjustment month by month for the remainder of the Fund’s fiscal year if accrued expenses thereafter fall below the expense limitation.

4.  Compensation of the Adviser.  For the services to be rendered by the Adviser hereunder, the Company through the Fund shall pay to the Adviser an advisory fee, paid monthly, based on the average daily net assets of the Fund, as determined by valuations made as of the close of each business day of the month.  The advisory fee shall be 1/12 of 1.00% (1.00% per annum) on the average daily net assets of the Fund.  For any month in which this Agreement is not in effect for the entire month, such fee shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the average net assets of the business days during which it is so in effect.

5.  Ownership of Shares of the Fund.  Except in connection with the initial capitalization of the Company, the Adviser shall not take an ownership position in the Fund, and shall not permit any of its members, officers or employees to take a long or short position in the shares of the Fund, except for the purchase of shares of the Fund for investment purposes at the same price as that available to the public at the time of purchase.

6.  Exclusivity.  The services of the Adviser to the Fund hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others as long as the services hereunder are not impaired thereby.  During the period that this Agreement is in effect, the Adviser shall be the Fund’s sole investment adviser.

7.  Liability.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

3

8.  Brokerage Commissions.  The Adviser is authorized, subject to the supervision of the Board of Directors of the Company, to place orders for the purchase and sale of the Fund’s portfolio securities and to negotiate commissions to be paid on such transactions.  The Adviser may, on behalf of the Fund, pay brokerage commissions to a broker that provides brokerage and research services to the Adviser, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in excess of the amount another broker would have charged for effecting the transaction, provided (a) the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and the accounts as to which the Adviser exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act); (b) such payment is made in compliance with Section 28(e) of the Exchange Act and other applicable state and federal laws; and (c) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such other clients.

9.  Amendments.  This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the Board of Directors of the Company in the manner required by the Act, and, if required by the Act, by the vote of the majority of the outstanding voting securities of the Fund, as defined in the Act.

10.  Termination.  This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Company or by a vote of the majority of the outstanding voting securities of the Fund, as defined in the Act, upon giving written notice sixty (60) calendar days in advance to the Adviser.  This Agreement may be terminated by the Adviser at any time upon giving written notice sixty (60) calendar days in advance to the Company.  This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act).  Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for two (2) years from the date hereof and indefinitely thereafter, but only so long as the continuance after such two (2) year period is specifically approved annually by (i) the Board of Directors of the Company or by the vote of the majority of the outstanding voting securities of the Fund (as defined in the Act) and (ii) the Board of Directors of the Company in the manner required by the Act, provided that any such approval shall be made effective not more than sixty (60) calendar days thereafter.

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11.  Nonpublic Personal Information.  The Adviser agrees on behalf of itself and its directors, officers, and employees to treat confidentially and as proprietary information of the Company and the Fund all records and other information relative to the Company and the Fund and prior, present, or potential shareholders of the Company and the Fund (and clients of said shareholders), and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

Further, the Adviser will adhere to the privacy policies adopted by the Company and the Fund pursuant to Title V of the Gramm-Leach-Bliley Act, as may be modified from time to time (the “Gramm-Leach Act”).  Notwithstanding the foregoing, the Adviser will not share any nonpublic personal information concerning any of the Company’s shareholders to any third party unless specifically directed by the Company or allowed under one of the exceptions noted under the Gramm-Leach Act.

12.  Anti-Money Laundering Compliance.  The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (collectively, the “AML Laws”), the Company has adopted an Anti-Money Laundering Policy.  The Adviser agrees to comply with the Company’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future.  The Adviser further agrees to provide to the Company and/or the Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested by the Company.  The Company may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation.

5

IN WITNESS WHEREOF, the parties hereto have caused this Investment Advisory Agreement to be executed on the day first above written.

                   PERRITT CAPITAL MANAGEMENT, INC.
                   (the “Adviser”)

                   By:        __________________________________

                    Name:_____________________________

                    Title: ______________________________

                   PERRITT MICROCAP OPPORTUNITIES FUND, INC.
                   (the “Company”)

                   By:        ___________________________________

                    Name:______________________________

                    Title: ______________________________

6

ANNEX B

FORM OF INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (this “Agreement”) is made and entered into this 5th day of October, 2010, by and between Perritt Funds, Inc., a Maryland corporation (the “Company”), and Perritt Capital Management, Inc., an Illinois corporation (the “Adviser”).

RECITALS:

WHEREAS, the Company is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company currently consisting of one series, Perritt Emerging Opportunities Fund (the “Fund”); and

WHEREAS, the Company desires to retain the Adviser, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended, as the investment adviser for the Fund.

AGREEMENT:

NOW, THEREFORE, the Company and the Adviser do mutually promise and agree as follows:

1.  Employment.  The Company will employ the Adviser to manage the investment and reinvestment of the assets of the Fund for the period set forth in this Agreement, subject to the supervision of the Board of Directors of the Company and subject to the terms of this Agreement.  The Adviser accepts such employment for the compensation herein provided and agrees during such period to render the services and to assume the obligations set forth in this Agreement.

2.  Authority of the Adviser.  The Adviser shall supervise and manage the investment portfolio of the Fund, and, subject to such policies as the Board of Directors of the Company may determine, direct the purchase and sale of investment securities in the day to day management of the Fund.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.  However, one or more members, officers or employees of the Adviser may serve as directors and/or officers of the Company, but without compensation or reimbursement of expenses for such services from the Company.  Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, as amended or supplemented from time to time, or any applicable statute or regulation, or to relieve or deprive the Board of Directors of the Company of its responsibility for and control of the affairs of the Company.

3.  Expenses.  The Adviser shall, at its expense, provide for the use of the Fund, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund and maintaining its organization, shall pay the salaries and fees of all officers of the Company and of directors of the Company who are “interested persons” of the Adviser, as such term is defined under the Act, and shall pay for all clerical services relating to research, statistical and investment work.  The Fund will pay all of its expenses other than those expressly stated to be payable by the Adviser under this Agreement; provided, that in the event the expenses and charges payable by the Fund (including, without limitation, the Adviser’s fee and any fees paid to the Fund’s administrator), excluding all federal, state and local taxes, interest charges, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, acquired fund fees and expenses, extraordinary items and brokerage commissions and similar fees, in any given fiscal year exceed that percentage of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of such year, which is the most restrictive percentage provided by the state laws of the various states in which the Fund’s shares are qualified for sale, then the Adviser shall reimburse the Fund for such excess.  The expenses payable by the Fund shall include, without limitation, the following:

●	Interest charges;

●	Taxes;

●	Reimbursement payments to securities lenders for dividend and interest payments on securities sold short;

●	Brokerage commissions and similar expenses;

●	The expenses of issuing, selling, repurchasing or redeeming shares;

●	The expense of registering or qualifying shares for sale with the Securities and Exchange Commission and in the various states;

●	The costs of preparing and printing registration statements required under the Securities Act of 1933, as amended, and the Act;

●	The costs of printing and distributing prospectuses to existing shareholders;

●	Charges of custodians (including sums as custodian and for keeping books and similar services to the Fund);

●	Charges of transfer agents (including the printing and mailing of reports and notices to shareholders), the Fund’s administrator and the Fund’s accountant;

●	Charges of registrars;

●	Charges for tax, auditing and legal services;

2

●	Charges for clerical services related to recordkeeping and shareholder relations, including salaries of administrative and clerical personnel;

●	Charges for the printing of stock certificates (if any);

●	Association membership dues;

●	The costs for director and officer liability insurance and fidelity bond;

●	The costs for reports to shareholders, reports to government authorities and proxy statements;

●	Fees for directors who are not “interested persons” of the Adviser; and

●	Other expenses not expressly assumed by the Adviser.

Any reimbursement of expenses by the Adviser (whether required by state law or voluntary on the part of the Adviser) shall be made on a monthly basis and will be paid to the Fund by a reduction in the Adviser’s fee, subject to later adjustment month by month for the remainder of the Fund’s fiscal year if accrued expenses thereafter fall below the expense limitation.

4.  Compensation of the Adviser.  For the services to be rendered by the Adviser hereunder, the Company through the Fund shall pay to the Adviser an advisory fee, paid monthly, based on the average daily net assets of the Fund, as determined by valuations made as of the close of each business day of the month.  The advisory fee shall be as set forth below:

Compensation (as a % of average daily net assets)
1.25% $0-$100,000,000 1.00% $100,000,001-$200,000,000 0.50% Over $200,000,000

For any month in which this Agreement is not in effect for the entire month, such fee shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the average net assets of the business days during which it is so in effect.

5.  Ownership of Shares of the Fund.  Except in connection with the initial capitalization of the Company, the Adviser shall not take an ownership position in the Fund, and shall not permit any of its members, officers or employees to take a long or short position in the shares of the Fund, except for the purchase of shares of the Fund for investment purposes at the same price as that available to the public at the time of purchase.

6.  Exclusivity.  The services of the Adviser to the Fund hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others as long as the services hereunder are not impaired thereby.  During the period that this Agreement is in effect, the Adviser shall be the Fund’s sole investment adviser.

3

7.  Liability.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

8.  Brokerage Commissions.  The Adviser is authorized, subject to the supervision of the Board of Directors of the Company, to place orders for the purchase and sale of the Fund’s portfolio securities and to negotiate commissions to be paid on such transactions.  The Adviser may, on behalf of the Fund, pay brokerage commissions to a broker that provides brokerage and research services to the Adviser, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in excess of the amount another broker would have charged for effecting the transaction, provided (a) the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and the accounts as to which the Adviser exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act); (b) such payment is made in compliance with Section 28(e) of the Exchange Act and other applicable state and federal laws; and (c) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such other clients.

9.  Amendments.  This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the Board of Directors of the Company in the manner required by the Act, and, if required by the Act, by the vote of the majority of the outstanding voting securities of the Fund, as defined in the Act.

10.  Termination.  This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Company or by a vote of the majority of the outstanding voting securities of the Fund, as defined in the Act, upon giving written notice sixty (60) calendar days in advance to the Adviser.  This Agreement may be terminated by the Adviser at any time upon giving written notice sixty (60) calendar days in advance to the Company.  This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act).  Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for two (2) years from the date hereof and indefinitely thereafter, but only so long as the continuance after such two (2) year period is specifically approved annually by (i) the Board of Directors of the Company or by the vote of the majority of the outstanding voting securities of the Fund (as defined in the Act) and (ii) the Board of Directors of the Company in the manner required by the Act, provided that any such approval shall be made effective not more than sixty (60) calendar days thereafter.

4

11.  Nonpublic Personal Information.  The Adviser agrees on behalf of itself and its directors, officers, and employees to treat confidentially and as proprietary information of the Company and the Fund all records and other information relative to the Company and the Fund and prior, present, or potential shareholders of the Company and the Fund (and clients of said shareholders), and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

Further, the Adviser will adhere to the privacy policies adopted by the Company and the Fund pursuant to Title V of the Gramm-Leach-Bliley Act, as may be modified from time to time (the “Gramm-Leach Act”).  Notwithstanding the foregoing, the Adviser will not share any nonpublic personal information concerning any of the Company’s shareholders to any third party unless specifically directed by the Company or allowed under one of the exceptions noted under the Gramm-Leach Act.

12.  Anti-Money Laundering Compliance.  The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (collectively, the “AML Laws”), the Company has adopted an Anti-Money Laundering Policy.  The Adviser agrees to comply with the Company’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future.  The Adviser further agrees to provide to the Company and/or the Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested by the Company.  The Company may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation.

5

IN WITNESS WHEREOF, the parties hereto have caused this Investment Advisory Agreement to be executed on the day first above written.

                   PERRITT CAPITAL MANAGEMENT, INC.
                   (the “Adviser”)

                   By:       ___________________________________

                    Name:______________________________

                    Title:_______________________________

                   PERRITT FUNDS, INC.
                   (the “Company”)

                   By:        __________________________________

                    Name:______________________________

                    Title:_______________________________

6

PROXY CARD FOR Perritt MicroCap Opportunities Fund A Series of Perritt MicroCap Opportunities Fund, Inc. Proxy for the September 30, 2010 Special Meeting of Shareholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned constitutes and appoints Dr. Gerald W. Perritt and Michael J. Corbett, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all shares of the Perritt MicroCap Opportunities Fund held of record by the undersigned on August 9, 2010, as designated below, at the Special Meeting of Shareholders of the Perritt MicroCap Opportunities Fund at 300 South Wacker Drive, Suite 2880, Chicago, Illinois 60606, on Thursday, September 30, 2010, at 10:00 a.m. (Central Time), and at any adjournments or postponements thereof.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-536-1559. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 30, 2010

The proxy statement for this meeting and a copy of the most recent annual report to shareholders are available at: www.proxyonline.com/docs/perrittfunds.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE (live proxy representative or touch-tone phone), by MAIL or via the INTERNET.  Please use whichever method is most convenient for you.  If you choose to vote via the Internet or by phone, you should not mail your proxy card.  Please vote today!

PHONE:
To cast your vote by phone with a proxy voting representative, call toll-free 1-877-536-1559 and provide the representative with the control number found on the reverse side of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

NOTE: The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.	Shareholder sign here Date

Options below are available 24 hours a day / 7 days a week

PHONE:	To cast your vote via a touch-tone voting line, call toll-free 1-866-458-9863 and enter the control number found on the reverse side of this proxy card.	Joint owner sign here Date

INTERNET:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.	If you plan to attend the Special Meeting in person, please notify us by checking the box below.
☐ Yes, I plan to attend the Meeting.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Perritt MicroCap Opportunities Fund

CONTROL NUMBER

If you received more than one ballot because you have multiple investments in the Funds, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated.

This proxy will be voted as specified.  By voting by telephone, via the Internet or by signing and dating this proxy card, you authorize the proxies to vote the proposals as indicated or marked, or if not indicated or marked, to vote “FOR” the new advisory agreement, “FOR” the elimination of certain fundamental investment restrictions of the Perritt MicroCap Opportunities Fund and “FOR” each of the nominees for director, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournments or postponements thereof. Even if you plan to attend the Special Meeting, to help ensure that your vote is represented, please vote (1) by telephone; (2) via the Internet; or (3) by completing and mailing this proxy card at once in the enclosed envelope.  If you vote by telephone or via the Internet, you do not need to mail in your proxy card.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:	■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR OF ALL MATTERS BELOW.

	FOR	AGAINST	ABSTAIN
To approve the new investment advisory agreement for the Perritt MicroCap Opportunities Fund.	□	□	□

To approve the removal of the fundamental investment restriction of Perritt MicroCap Opportunities Fund prohibiting the purchase of securities of other investment companies.	□	□	□

To approve the removal of the fundamental investment restrictions of Perritt MicroCap Opportunities Fund prohibiting or limiting the writing or purchasing of options on securities or stock indexes.	□	□	□

To elect three directors to the Board of Directors	FOR		WITHHOLD
Dianne C. Click	□		□
David S. Maglich	□		□
Michael J. Corbett	□		□

THANK YOU FOR VOTING